UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant   ☒                        Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

Magnum Opus Acquisition Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following is a presentation for use by Magnum Opus Acquisition Limited and Forbes Global Media Holdings. in connection with their proposed business combination:

JANUARY 30, 2021

JANUARY 30, 2021 A Global Powerhouse Analyst Day Presentation

JANUARY 30, 2021 This investor presentation (this “Presentation”) is for informational purposes with respect to the proposed business combination (the “Business Combination”) among Magnum Opus Acquisition Limited (“Magnum Opus”), Forbes Global Holdings Inc . and Forbes Global Media Holdings Inc . (together with their direct and indirect subsidiaries and affiliates, the “Company”) . No Offer or Solicitation This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Magnum Opus, the Company, or any of their respective affiliates, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended . Important Information The information contained herein does not purport to be all - inclusive and none of Magnum Opus, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation . Neither Magnum Opus, the Company, nor any of their respective affiliates, agents, advisors, directors, officers, employees, partners, representatives and shareholders shall have any liability whatsoever, under contract, tort, trust or otherwise, to you or any person resulting from the use of the information in this Presentation or for omissions from the information in this Presentation . We reserve the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide you with access to the amended information or to notify you thereof . Forward - Looking Statements Certain statements in this Presentation may be considered forward - looking statements . Forward - looking statements generally relate to future events or Magnum Opus’s or the Company’s future financial or operating performance . For example, projections of tax benefits, future financial and other metrics are forward - looking statements . In some cases, you can identify forward - looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward - looking . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by Magnum Opus and its management, and the Company and its management, as the case may be, are inherently uncertain . Factors that may cause actual results to differ materially from current expectations include, but are not limited to : (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination ; (2) the outcome of any legal proceedings that may be instituted against Magnum Opus, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto ; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Magnum Opus, to obtain financing to complete the Business Combination or to satisfy other conditions to closing ; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination ; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination ; (6) the risk that the Business Combination disrupts current plans and operations of Magnum Opus or the Company as a result of the announcement and consummation of the Business Combination ; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees ; (8) costs related to the Business Combination ; (9) changes in applicable laws or regulations ; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors ; (11) the Company’s estimates of expenses and profitability ; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in Magnum Opus’s final prospectus relating to its initial public offering dated March 23 , 2021 , other filings with the SEC and the risks described below under “Certain Risks Applicable to the Company . ” Readers are cautioned that this list of factors should not be construed as exhaustive . Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date they are made . Neither Magnum Opus nor the Company undertakes any duty to update these forward - looking statements . 3 Disclaimer

JANUARY 30, 2021 Non - GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA and certain ratios and other metrics derived therefrom . These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results . Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP . You should be aware that the Company’s presentation of these measures may not be comparable to similarly - titled measures used by other companies . The Company believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations . The Company believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . Please refer to the relevant footnotes or to the appendix found at the end of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP . Use of Projections This Presentation contains financial forecasts with respect to the Company’s projected financial results, including revenues, EBITDA and certain ratios and other metrics derived therefrom for the Company’s fiscal years 2021 through 2022 . The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation . These projections should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information . Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Industry and Market Data In this Presentation, Magnum Opus and the Company rely on and refer to certain information and statistics obtained from third - party sources which they believe to be reliable . Neither Magnum Opus nor the Company has independently verified the accuracy or completeness of any such third - party information . Trademarks and Intellectual Property All trademarks, service marks, and trade names of the Company or its affiliates used herein are trademarks, service marks, or registered trade names of the Company as noted herein . Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not intended to, and does not imply, a relationship with the Company, or an endorsement or sponsorship by or of the Company . Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names . Additional Information In connection with the proposed Business Combination, Magnum Opus has filed a preliminary proxy statement and intends to file a definitive proxy statement with the SEC, and Magnum Opus will mail a definitive proxy statement relating to the proposed Business Combination to its shareholders . This Investor Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination . Magnum Opus’s shareholders and other interested persons are advised to read the preliminary proxy statement and, when available, the amendments thereto and the definitive proxy statement and other documents incorporated by reference therein filed in connection with the proposed Business Combination, as these materials will contain important information about Magnum Opus, the Company and the Business Combination . When available, the definitive proxy statement and other relevant materials for the proposed Business Combination will be mailed to shareholders of Magnum Opus as of a record date to be established for voting on the proposed Business Combination . Shareholders will also be able to obtain copies of the preliminary proxy statement and, once available, the definitive proxy statement and other documents incorporated by reference therein that are filed with the SEC, without charge at the SEC’s website at www . sec . gov, or by directing a request to : Magnum Opus Acquisition Limited, Unit 1009 , ICBC Tower, Three Garden Road, Central, Hong Kong . 4 Disclaimer

JANUARY 30, 2021 Participants in the Solicitation Magnum Opus and its directors and executive officers may be deemed participants in the solicitation of proxies from Magnum Opus’s shareholders with respect to the proposed Business Combination . A list of the names of those directors and executive officers and a description of their interests in Magnum Opus is contained in Magnum Opus’s final prospectus related to its initial public offering dated March 23 , 2021 , which was filed with the SEC and is available free of charge at the SEC’s web site at www . sec . gov, or by directing a request to : Magnum Opus Acquisition Limited, Unit 1009 , ICBC Tower, Three Garden Road, Central, Hong Kong . Additional information regarding the interests of such participants is contained in the preliminary proxy statement filed with the SEC and, when available, will be included in the definitive proxy statement for the proposed Business Combination . The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Magnum Opus in connection with the proposed Business Combination . A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the preliminary proxy statement filed with the SEC and, when available, will be included in the definitive proxy statement for the proposed Business Combination . Certain Risks Applicable to the Company The Company is subject to a broad spectrum of risks and uncertainties that may lead to actual events, results or performance to differ materially from what is represented in this Presentation . Key risk factors include : • The Company’s brand and reputation are its key assets, and negative perceptions or publicity could adversely affect its business, financial condition and results of operations . • Negative media coverage may affect the Company’s brand loyalty and adversely impact its ability to generate revenue . • The Company faces significant competition in all aspects of our business . • The Company may not be able to successfully implement its anticipated growth strategies . • The Company may require additional capital to support its operations or the growth of its business, and the Company cannot be certain that this capital will be available on reasonable terms when required, or at all . • The Company’s management has limited experience in operating a public company . • In pursuing selective acquisitions, the Company may incur various costs and liabilities and may never realize the anticipated benefits of the acquisitions . • Political and economic conditions in a variety of markets around the world could have an adverse effect on t he Company’s business, financial condition or results of operations . • If the Company fails to expand effectively into new markets, its revenue and business will be adversely affected . • The COVID - 19 pandemic had and could continue to have an impact on the Company’s business, its operations, and the markets and communities in which the Company, its partners, and its customers operate . • The Company derives a significant portion of its revenue from advertising products and its relationships with advertising partners . • The Company’s advertising revenues are affected by external factors, including economic conditions, market dynamics and audience fragmentation . • The digital advertising market is evolving, which can affect the Company’s advertising revenues and require the Company to quickly adapt to digital advertising trends . • The levels of the Company’s website and digital content traffic and engagement with its brands and digital content are critical to its success . • The Company derives a significant portion of its digital content and website traffic from third - party platforms . • The Company’s digital content and website traffic growth, engagement, and monetization depend upon effective operation within and compatibility with operating systems, networks, devices, web browsers and standards, including mobile operating systems, streaming tools, networks and standards that the Company does not control . • Print circulation and advertisement revenues have declined in recent years and such revenues may continue to decline . • The failure of licensees to adequately produce, market, import and sell products bearing the Company’s trademarks in their license categories, continue their operations, renew their license agreements or pay their obligations under their license agreements could result in a decline in the results of operations of the Company’s business . • The actions of licensees using the Company’s brand name may harm the its brand and reputation, and may result in increased costs to its business . • The Company’s events and conferences business is susceptible to numerous external risks that may cause its events to be cancelled or delayed, including changes in consumer preferences, poor weather, personal injuries or accidents, which may adversely affect sponsorship or attendance levels . • A failure to continue to retain and grow the Company’s subscriber base could adversely affect its results of operations and business . • Security breaches and other network and information systems disruptions could affect the Company’s ability to conduct its business effectively and damage its reputation . • The loss of key personnel, or failure to attract and retain other highly qualified personnel in the future, could harm the Company’s business . • The Company’s intellectual property rights are valuable, and any inability to protect them could reduce the value of its content, services and brand . • The Company may become party to intellectual property rights claims that are expensive and time consuming to defend, and, if resolved adversely, could have a significant impact on its business, financial condition or operating results . • From time to time, the Company may be subject to legal proceedings, regulatory disputes, and governmental investigations that could cause the Company to incur significant expenses, divert management’s attention, and materially harm the Company’s business, financial condition, and operating results . The foregoing summarizes certain of the general risks related to the business of the Company, and such list is not exhaustive . The foregoing list has been prepared solely for purpose of assisting interested parties in making their own evaluation with respect to the proposed Business Combination and not for any other purpose . You should carefully consider these risks and uncertainties together with the other available information and should carry out your own diligence and consult with your own financial and legal advisors . A more expansive description of the key risk factors are contained under the heading “Risk Factors” in Magnum Opus’s final prospectus filed with the SEC relating to its initial public offering and under the heading “Risk Factors” in the preliminary proxy statement filed by Magnum Opus with the SEC . 5 Disclaimer

JANUARY 30, 2021 6 Mike Federle Chief Executive Officer Mike York Chief Financial Officer Vadim Supitskiy Chief Technology Officer Randall Lane Chief Content Officer Jessica Sibley Chief Operating Officer Taha Ahmed SVP, Strategy & Growth Jonathan Lin Chief Executive Officer Today’s Presenters

JANUARY 30, 2021 Presented by: Mike Federle, CEO of Forbes Jonathan Lin, CEO of Magnum Opus Executive Summary

JANUARY 30, 2021 To give people the knowledge, resources, inspiration and connections they need to achieve success. OUR MISSION 8

Executive Summary | Forbes Overview | Editorial | Revenue & Growth | Technology & Growth Infrastructure | Consumer | Digital Assets & Web3 | Financial Overview | Closing Remarks | Appendix

Forbes

Key Investment Highlights

Iconic Brand with Global Reach	• Expansive reach of 150 million engaged audience in the highest value cohorts • Proprietary data and analytics through ForbesOne platform
High Growth, High Margin and Cash Generative Business Model	2021 Financial Results • Revenue growth of 40%, 15% above projection • Adjusted EBITDA(1) growth of 86% (23% margin), 31% above projection • 70% free cash flow conversion(2)
Improving Business Mix to High Growth Consumer Segment	• Driving shareholder value through technology enabled membership and consumer offerings in large addressable markets • Accelerated growth in consumer businesses, led by Marketplace and Forbes Vetted • Significant pipeline in late stage development
Digital Asset Opportunities	• Ideally positioned to bridge traditional and web3-native audiences • To drive consumer and enterprise adoption across Web3 • Greater customer engagement, loyalty and new revenue streams • Strategic partnership with Binance


GREATER CAPITALISM
Forbes
WORLD'S BILLIONAIRES LIST
Forbes
The Forbes 400

1) Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation and amortization expense, deferred compensation, management fees, minority interest expense, restructuring charges, impairment and certain discrete items impacting a particular segment's results in a particular period. For details, please refer to appendix "Reconciliation from Net Income to Adjusted EBITDA"

2) Free cash flow defined as: net cash provided by operating activities less net cash used in investing activities.

9

JANUARY 30, 2021 10 2010 5% Brand Extension 51% Print circulation 2019 35% Consumer & Brand Extension 11% Print circulation 2021 47% Consumer & Brand Extension 5% Print circulation 95% 5% 65% 30% 4% Media Brand Extension Consumer 53% 21% 25% 1) Exclude s Marketplace 2) Includes Marketplace (1) (2) A Transformation Story From Print To Digital To Consumer Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 Financial Strategic Operational 11 • Financial investor with strategic resources • Clear synergies between Forbes’ broad and high value audience and Binance’s innovation to develop blockchain and web3 initiatives • Formation of digital asset steering committee • 2 members on Forbes’ 9 member board of directors Strategic Partnership with Binance Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix • $200 million strategic investment, representing 24% pro - forma ownership • Subject to same 1 year lock - up as sponsor and rollover shareholders. Full alignment on long term commitment to Forbes – Depending on redemptions, 52 - 76% of shareholding will be subject to lock up (1) 1) Assumes Forbes is debt - free, cash - free at closing

Executive Summary | Forbes Overview | Editorial | Revenue & Growth | Technology & Growth Infrastructure | Consumer | Digital Assets & Web3 | Financial Overview | Closing Remarks | Appendix

Estimated Sources & Uses and Illustrative Pro Forma Valuation

Forbes

In millions

Sources & Uses			
Uses		$	%
Cash to Balance Sheet	$	145	17.4%
Secondary to Existing Shareholders[1]	$	437	52.5%
Shareholder Equity Rollover	$	183	22.0%
SPAC Sponsor Equity	$	50	6.0%
Transaction Fees & Expenses	$	18	2.2%
Total Uses	**$**	**833**	**100.0%**
Sources		$	%
Cash from Magnum Opus Trust[2]	$	200	24.0%
Binance PIPE	$	200	24.0%
Other PIPE Investors	$	200	24.0%
Shareholder Equity Rollover	$	183	22.0%
SPAC Sponsor Equity	$	50	6.0%
Total Sources	**$**	**833**	**100.0%**

Transaction Overview[3]				
Pro-forma shares outstanding				83
Share price			$	10
Pro Forma Equity Value			**$**	**833**
Less: Pro Forma Net Cash[4]			$	(145)
Less: Amortization and NOL Tax Benefits[5]			$	(55)
Pro Forma Enterprise Value, Net of Tax Benefits			**$**	**633**
2021 Metrics per Projections[6]				
Revenue	$	225		2.8x
EBITDA	$	46		13.8x
2021 Metrics per Actuals[7]				
Revenue	$	259		2.4x
EBITDA	$	60		10.5x
Pro Forma Ownership				
		$		%
Rollover Shareholders	$	183		22.0%
Non-Binance PIPE	$	200		24.0%
Binance PIPE	$	200		24.0%
SPAC IPO Shareholders	$	200		24.0%
SPAC Sponsor Equity	$	50		6.0%
Total	**$**	**833**		**100.0%**

1) Any redemptions will impact the amount of secondary proceeds
2) This amount will be reduced by the amount of cash used to satisfy any redemptions
3) Excludes the impact of warrants and management equity compensation and assumes no redemptions
4) Assumes Forbes is debt-free, cash-free at closing
5) Company estimates. Please refer to "Use of Projections" portion of the disclaimer
6) Q3 investor presentation figures
7) Per 2021 Audit

12

JANUARY 30, 2021 Compelling Valuation Versus Public Comparables … Source: Audit / Proxy, FactSet as of Feb 18, 2022 1) Calculated based on pro forma enterprise value net of tax benefits of $633M 2) 2021E results based on consensus estimates Branded Consumer (2) 2.4x 2.9x 6.4x 4.7x 4.6x 3.4x 4.7x 2.3x 5.1x `` 10.5x 18.0x 15.5x 8.7x 30.6x 26.0x 15.8x 44.5x 10.1x EV / 2021 Revenue EV / 2021 EBITDA Median: 15.5 x Median: 28.3 x (2) (2) Web 3.0 Media Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix (1) 13 Median: 4.7 x Median: 4.0 x

JANUARY 30, 2021 …With Strong Metrics Across Growth and Profitability Source: Audit / Proxy, FactSet as of Feb 18, 2022 1) 2021E results based on consensus estimates 40.2% 16.3% 41.2% 37.2% 8.9% 59.3% 12.4% 49.9% 473.3% 85.5% 33.4% 57.2% 38.8% 12.7% 8.9% 14.3% (23.8%) 606.3% 23.3% 15.8% 41.4% 54.2% 15.0% 13.1% 29.9% 5.1% 50.9% 2021/2020 Revenue Growth % 2021/2020 EBITDA Growth % 2021 EBITDA margin % Median: 37.2% Median: 31.1% Median: 38.8% Median: 10.8% Median: 41.4% Median: 14.1% Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix 14 Branded Consumer (1) (1) (1) Web 3.0 Media

JANUARY 30, 2021 Proposed Board of Directors Global, Visionary, Diverse 15 Mike Federle Chief Executive Officer Jonathan Lin Chief Executive Officer Jeffrey Yam Executive D irector Lynne Biggar Former Executive Vice President & Chief Marketing Officer Nick Bell Executive Patrick Hillmann Global Chief Communications Officer Bill Qian Head of Investment Shelley Simms General Counsel & Chief Compliance Officer Kevin Leung Managing Partner Directors Independent Directors Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 Forbes Overview 16 Presented by: Mike Federle, CEO of Forbes

Executive Summary | Forbes Overview | Editorial | Revenue & Growth | Technology & Growth Infrastructure | Consumer | Digital Assets & Web3 | Financial Overview | Closing Remarks | Appendix

Forbes is a Brand for Success and Validation

Forbes



"Tell 'em that I'm gunnin' for the top: Forbes/ Headed to the top, dot org."
- Nicki Minaj, "Last Chance"



"I wanna be on the cover of Forbes magazine/ Smilin' next to Oprah and the Queen."
- Bruno Mars, "Billionaire"



"Just call me Forbes.com/ In case y'all forgot, New York is still mine."
- Jay Z , "I Get Money (Remix)"


400
The Forbes


Forbes
The Midas List


RICHEST SELF-MADE WOMEN


Forbes
30
UNDER
30


Forbes
WORLD'S
BILLIONAIRES
LIST


Forbes
50
OVER
50

Success

Success in Pop Culture

Validation

Leading Validation Platform

17

Executive Summary | Forbes Overview | Editorial | Revenue & Growth | Technology & Growth Infrastructure | Consumer | Digital Assets & Web3 | Financial Overview | Closing Remarks | Appendix

Forbes Ecosystem Today
A Trusted Information Eco-system Supported By Technology

Forbes

Media
Forbes.com | Magazine
Brandvoice

Brand Extensions
Conferences | Licensing
Insights | Reprints

Consumer
Digital subscriptions | Marketplace
Newsletters | E-commerce

Forbes | 400 The Forbes | Forbes 30 Under 30
Forbes 50 Over 50 | Forbes World's Billionaires List | Forbes The Midas List
America's 50 Top Givers | Forbes CMO Next | Richest Self-Made Women

Forbes ONE 01
bertie™
AD TECH

Our Businesses

Highly complementary and synergistic business

2021 Revenue of $259M & EBITDA of $60M (23% margin)

Our Channels

Best in class media brands and franchises

Our Technology

Leading cutting-edge digital infrastructure

Source: Audit / Proxy

18

JANUARY 30, 2021 19 Flagship franchises Digital milestones Brand extensions Highlights of a 104 Year Iconic Brand Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix 1990 Forbes publishes first international edition - Forbes Von Burda, Germany 2001 Forbes hosts first Forbes Global CEO Conference in Singapore 2012 Forbes launches conference business 2013 Digital surpasses print revenues for first time 2020 150 million digital audience Forbes magazine, founded by B.C. Forbes and Walter Drey , publishes first issue 1917 1982 Forbes 400 list launches 1987 Forbes Billionaires list launches Forbes publishes first 30 Under 30 List 2012 Forbes Woman launches 2008 Forbes.com launches, making it one of the first media web sites 1996 Launches Forbes School of Business online 2013 2010 Forbes launches native advertising platform for advertisers Forbes.com relaunches, debuting a new AI assisted publishing CMS 2018 Focus on consumer 2021 Strategic partnership with Binance 2022

JANUARY 30, 2021 600 + Unique Data Points 1B + Unique Global Users in Data Set 100 % Uplift in Engagement Content Membership & Communities Advertising 20 Garnering Data And Insights Differentiated Consumer Offering Driving Monetization Curated content and experiences to drive increasing customer lifetime value Our Strategy: Consumer Offerings Monetizing Our Captive Audience Through Proprietary Data Driven Insights Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 21 150 M DIGITAL (1) Digital Ecosystem 99 % Organic Traffic to Forbes.com 42 M SOCIAL MEDIA Social Media Followers 17 M Twitter Followers 17 M LinkedIn Top 150 RANKING (3) Global Property on Internet Annual Pageviews 1/5 U.S. Population / Month 47 WORLDWIDE EDITIONS Global Editions 80 Countries 27 Languages 5.0 M PRINT (2) Readers 4.3 M Average Issue Audience 2.2 M Average Noted Audience 1.9 B Top 50 U.S. Property on Internet Expansive Reach of Audience Online, Offline, Across The Globe… Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix 1) Google Analytics Dec 2021 2) MRI Doublebase 2021, GFK MRI Starch YTD 2021 Avg (Jan - Nov) 3) ComScore Dec 2021

JANUARY 30, 2021 22 47/53 DEMOGRAPHICS Male / Female % (1) 62/38 U.S / International % (2) 500 K MEMBERSHIP Print Subscribers 27 Paid Newsletters 27 Languages #1 EXECUTIVES (1) Executive Reach Rank 25.1 % Executive Reach % 100+ HIGH VALUE COHORTS (3) 36% 188 34% 45 % More Likely to Reach $150K+ income reader More Likely to Reach Grad School Educated College Educated Population Reach Expansive Reach of Audience …And Across Diverse And Highest Value Demographic Cohorts Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix 1) ComScore Dec 2021 2) Google Analytics Dec 2021 3) Quantcast Nov 2021

JANUARY 30, 2021 23 Total MAU US$100 K +HHI (1) C - Suite Management 74.9 53.5 50.9 42.7 27.9 24.7 22.6 18.8 11.9 9.7 5.9 4.9 27.9 24.9 23.7 18.2 12.2 9.3 9.2 7.8 5.7 4.5 2.6 1.8 3.4 2.9 2.4 1.9 1.4 1.3 1.1 0.8 0.8 0.4 0.2 0.0 7.6 6.3 5.3 4.3 3.0 2.7 2.0 1.9 1.5 0.8 0.5 0.2 Millions of users Source: ComScore Dec 2021 1) HHI = Household Income. Competitive Position (1/2) Leading Position: Total Users, HNW And Across C - suite Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 10.4 9.3 6.5 5.8 5.1 4.5 3.1 3.0 3.0 2.4 0.7 0.4 11.5 8.6 6.2 5.2 4.2 4.0 2.9 2.5 1.7 1.7 0.5 0.2 8.7 7.5 6.6 6.3 3.2 3.2 3.0 2.6 2.4 2.3 0.6 0.2 4.7 2.6 2.5 2.4 1.8 1.8 1.8 1.2 0.7 0.5 0.1 0.0 18 - 24 25 - 34 35 - 44 45 - 54 Millions of users 24 Source: ComScore Dec 2021. Competitive Position (2/2) Leading Position: Core Consumption Demographics Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 Editorial 25 Presented by: Randall Lane, Chief Content Officer of Forbes

Executive Summary | Forbes Overview | Editorial | Revenue & Growth | Technology & Growth Infrastructure | Consumer | Digital Assets & Web3 | Financial Overview | Closing Remarks | Appendix

Our Unique Editorial Model
Asset Light Model Allows Us To Produce Quality Journalism At Scale

Forbes


Staff
58 Beat Reporters
1,000+ In-depth Stories
~110 Lists
20+ Newsletters
Staff Breaking News
30 Reporters
~5,500 News Posts
21,000 Videos
Contributor Base
2,500 Contributors
~70,000 News, Stories, and Thought Leadership Posts

Editorial Model

- Unparalleled newsroom model, perfected over 10 years consisting of seasoned in-house journalists and selected contributors
- Unique model allows us to publish content covering news, insights, in-depth stories, investigative pieces, thought leadership articles, and research, across ~300 daily posts
- Scalable model allowing to quickly adjust content volume and expand coverage in critical areas through our contributor model – web3, AI, gaming, green tech and other timely emerging beats
- Daily content becomes available across additional formats such as newsletters, onsite and social video
- Continue to invest in premium content creation with a focus on journalistic stories for Forbes.com and extending content into new editorial formats such as social video, long form video and audio

26

JANUARY 30, 2021 27 Iconic Platforms Awards Dynamic history of 80 leading franchises Recipients of all major industry awards across multiple years 2011 1982 2021 1987 2001 2015 2021 Our Editorial Audience Growth Fueled By World Class, Trusted Information And Content Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 28 Revenue & Growth Presented by: Jessica Sibley, Chief Operating Officer of Forbes

JANUARY 30, 2021 29 Jessica Sibley, COO • Optimizing for growth and scale • Oversee all revenue and growth functions • Better alignment across the organization Alex Wood Managing Director Europe Moira Forbes Executive Vice President ForbesWomen Taha Ahmed Senior Vice President, Corp Dev, Strategy & Consumer Growth Vadim Supitskiy Chief Technology Officer Will Adamopoulos Chief Executive Officer, Asia Sherry Phillips Chief Sales & Marketing Officer Nina Gould Chief Product Officer Revenue & Operations Division Reorganizing Team To Streamline Operations And Growth Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 30 Powered by our proprietary data, technology & infrastructure Segment Media (1) Brand Extensions Consumer (2) Description Content generation and digital advertising solutions Extension of Forbes brand into recurring revenues High value consumer product offerings 2020 Revenue ($185M in total) $125M $42M $18M 2021 Revenue ($259M in total) $138M $55M $66M Key Drivers Digital advertising spend, new platforms Events, licenses and contract renewals Membership, horizontal/vertical expansion, new products Historical Long Term Growth (3) 8 - 12% (4) 20 - 30% nm 2021 YoY Revenue Growth % (40% in total) 11% 31% 266% 1) Excludes Marketplace 2) Includes consumer segment and Marketplace 3) 2010 to 2019 historical CAGR 4) Reflects digital only Forbes Ecosystem Today A Trusted Information Eco - system Supported By Technology Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 Forbes.com Leading flagship website for the Forbes brand with direct and programmatic advertising BrandVoice Industry - leading brand content platform offering a range of tailored advertising solutions 300 + Daily Posts 75 M MAU 35 + Editorial Newsletters 23,000 + Posts 400 + Partners to Date 336 M+ Page Views Luxury Technology Financial Consulting 31 Media: Data Driven Advertising Blue Chip Client Portfolio With Diversified, Premium, And Digital Revenue Mix Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 32 Conferences Industry leading events that unite influential business leaders and industry icons with Forbes’ valuable viewership Insights Consulting business leveraging the extensive Forbes’ network of C - level executives to drive data - driven insights Licensing Geographic licensing extension into 47 global publications across 33 licensees Cross - industry extension into synergistic adjacencies including education and personal financial advisory Accolades Individuals and businesses recognized on a Forbes Ranking, cover story, or other feature can promote their industry leadership by repurposing the content for use on their own media platforms Brand Extensions: Expanding Forbes To New Verticals High Margin And Recurring Revenue Streams Leveraging The Iconic Brand Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 33 Source: Company information 400%+ Q1’2021 YoY Revenue growth E - commerce Trusted Product Reviews Providing reviews, recommendation and rankings on leading consumer products Memberships Exclusive subscription empowering most engaged and highest potential audience 900%+ Q1’2021 YoY Revenue growth Marketplace Trusted Advisor Recommendations enabling users to make informed decisions with fully integrated media opportunities for advertisers Fintech AI - powered mobile based robo hedge fund for the retail investor Consumer: A Track Record of Extending Across Adjacent Verticals Leveraging The Brand To Incubate And Scale In New Strategic Verticals Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 Technology & Growth Infrastructure 34 Presented by: Vadim Supitskiy, Chief Technology Officer of Forbes

JANUARY 30, 2021 35 Consumer Touchpoints Digital Subscriptions Leading Franchises Newsletters Virtual / Live Events Affiliate Commerce Proprietary Content Management System and Publishing Platform Technology Partners Analytics and Insights Infrastructure and Capabilities Customer Segmentation Platform Experimentation Platform Feature Engineering Self - Serve Data Products Customer Profile Enrichment Machine Learning Inference Systems Data Lake Development Data Science Models Data Quality Automation Growth Infrastructure Cultivating Insights To Unlock Growth Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 36 First Party Data Utilizes interactive touchpoints within the Forbes ecosystem to build data - rich audience segments and thematic insights. Uses machine learning and AI to group visitors based on site behavior. Highly scalable and Advertiser - Desirable data points, even without user authentication. High detail on authenticated users specific to Forbes. High availability of FPD attributes Publishing Technology Modern, cutting - edge architecture designed for speed, performance & scalability AI - powered assistant and powerful analytics engine provides insights and SEO recommendations. Optimized ad - tech stack maximizes results of direct and programmatic advertising. Scalable for affiliate and subscription businesses Ad Stack Technology Highly optimized ad stack for programmatic yield Upcoming Innovation Models to capture propensity to subscribe, scale lookalike audiences, and deliver personalized content recommendations On - chain publishing and NFTs 600 + Unique Data Points / User 1 B+ Unique Global Users in Data Set 100 % Uplift in performance 100 M MAU supported 10 K+ Content Pieces / Month 50 K Users From 100 Virtual Events Hosted 100 K Advertisers 1 B+ Ad Impressions delivered annually 20 + Models in production 4 x Uplift in CTR target on personalized recirculation unit Forefront of Embracing Digital Innovation A Technology Enabled Platform, Tested At Scale Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

Executive Summary | Forbes Overview | Editorial | Revenue & Growth | Technology & Growth Infrastructure | Consumer | Digital Assets & Web3 | Financial Overview | Closing Remarks | Appendix

Forbes

ROI on Data Investment Continues to Improve As More Advertisers Prefer To Use Our Proprietary First Party Data Product

Campaign Effectiveness Case Studies

139%
LUXURY BRAND
More effective than no premium targeting

413%
CONSULTING FIRM BRAND
More engagement than no premium targeting

23%
FINANCIAL BRAND
In CTR with premium targeting vs ROC

17%
PHARMACEUTICAL BRAND
More engagement than no premium targeting

Increasing Customer Adoption and Pricing

% of total Direct Sales Using First Party Data



5x increase
5%
25%
2020
2021

First Party Data Pricing vs Third Party Data (1)

18%
DELTA vs Third Party Data in 2021

(1) Represent % change between First Party Data CPMs vs 3rd Party Data CPMs

37

JANUARY 30, 2021 38 Consumer Presented by: Taha Ahmed, SVP, Strategy & Growth of Forbes

Executive Summary | Forbes Overview | Editorial | Revenue & Growth | Technology & Growth Infrastructure | Consumer | Digital Assets & Web3 | Financial Overview | Closing Remarks | Appendix

Forbes

Consumer Roadmap
Continuing To Drive Innovation Across New Product Verticals

Ongoing	Near-term Launch (2H 2022)	Pipeline Opportunities (2022+)
Forbes Profiles Forbes MARKETPLACE Forbes VETTED	Q AI | Forbes	Forbes Digital Assets Forbes Careers Fintech

Opportunity

- **Profiles:**
  - Replicating the success of the financial advisor profiles across other numerous professional services and company lists across Forbes
- **Marketplace:**
  - Continue to leverage our deep relationship across millions of Forbes monthly visitors to provide advice on a variety of products and services
- **Vetted:**
  - Provide trusted reviews to millions of people searching for authentic product recommendations

- Self-directed market in US 70M persons[1]
- Digital advisor platform users estimated to grow from 8.8M persons in 2020 to 16.1M by 2025[2]
- Investors ages to 18-34 represent $1T+ in stock market value today[3]
- Over $60T expected to be transferred to investors ages 18-34 over next decade

- Synergy: Forbes brand x technology
- Firmly in sectors where Forbes' audience is most engaged: finance/investing and education
- Asset light business model achieved through strategic partnerships with category leaders in large addressable markets

Source: Public Filings.
1) Fidelity Investments.
2) Statista.
3) 2021 Motley Fool Investor Survey.
4) Company data as of Jan 2022.

39

JANUARY 30, 2021 40 Value Proposition for Members Value for Forbes Membership - Forbes Profiles Replicating The Model Across Other Key Categories And Lists Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

Executive Summary | Forbes Overview | Editorial | Revenue & Growth | Technology & Growth Infrastructure | Consumer | Digital Assets & Web3 | Financial Overview | Closing Remarks | Appendix

Forbes

Membership - Forbes Profiles Financial Advisors Vertical



Andy Burish

#1 BEST-IN-STATE - WISCONSIN

#30 AMERICA'S TOP ADVISORS

"So far this year with Forbes, we've brought in about $33 million of new assets in the first 9 months...It takes years and years to develop your brand, but this is easy. Because the Forbes brand is going to attract them to you...[Forbes Profiles], I'd pay double.."

-Andy Burish, 2021 Top Advisor Summit



Raj Sharma

#1 BEST-IN-STATE - M.A.

#10 AMERICA'S TOP ADVISORS

"Forbes gets 150 million unique visitors a month. That's impossible to replicate. Last week, $26 million in cash came in...that was 100% because of Forbes and the profile. The $10,000 you invest in Forbes is an absolute no brainer."

-Raj Sharma, 2021 Top Advisor Summit

Annual Package Plans

$3,500	$6,500	$9,500
Basic	Select	Partner

Key Statistics

189%	#1	2.4M
More profile views with an upgraded premium profile[1]	Reach to HNW investors with $1M+ portfolio[2]	Forbes.com Reach to CxOs[2]

2021 Forbes/SHOOK Top Advisor Summit

Notable Attendees

- **Stephen Schwarzman,** Chief Executive Officer, Chairman & Co-Founder of Blackstone
- **Jeremy Siegel,** Professor, Wharton School
- **Bill Miller,** Chairman, CIO & Founder, Miller Value Partners
- **Thomas Lee,** Manager Partner, Fundstrat Global Advisors

Selected Partners and Firms

J.P.Morgan Asset Management | AIG | Blackstone | Capital Group American Funds | BNY Mellon Investment Management | Fidelity Investments | UBS | Oppenheimer

1) Company Data.
2) Public Data.

41

Executive Summary | Forbes Overview | Editorial | Revenue & Growth | Technology & Growth Infrastructure | Consumer | Digital Assets & Web3 | Financial Overview | Closing Remarks | Appendix

Forbes

Forbes Marketplace
Consumer Vertical With Industry Leading Margins

Forbes
MARKETPLACE


Smart Financial
Decisions Made Simple
Helping you make informed financial decisions
News, reviews and advice backed by deep expertise
Independent, objective coverage of all personal finance topics
Best Credit Cards
Best Personal Loans
Best Travel Insurance
Best Car Insurance
Best Life Insurance
Best Homeowners Insurance
Best Banking Products
Best Mortgages
Best Student Loans
Best Student Loan Refinance

Key Statistics

10.8M
Average monthly page views

+665% YoY
FY2021 Revenue Growth Rate

24%
FY2021 EBITDA Margins

Key Comparable

nerdwallet

$0.8B[(1)]
Market Capitalization

Source: Public Filings.
1) Market data as of Feb 18, 2022.

42

JANUARY 30, 2021 43 +57% 21 M+ Trusted Product Reviews + Recommendations Source: Public Filings, company data. Forbes Shopping: Enabling Users To Make Informed Decisions Capturing The Global eCommerce Opportunity Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix Click Through Rate Key Statistics Clicks To Brand Partners 80 % FY2021 Gross Margin +186 % YoY FY2021 Revenue Growth Rate

JANUARY 30, 2021 44 75 K Awards and Recognition Interested Email List +113 % App Install Growth (1) +52 % User Registrations Growth (1) +64 % Growth in Opened Brokerage Accounts (1) Key Statistics “Let AI Do The Work” Key Comparable Company Valuations (2) $438 M $1.4 B $1.4 B $1.4 B $1.3 B (3) Note: All data as of Feb 8, 2022. 1) Growth Rates based on Trailing 3 months calculation. 2) Represents last known post - money valuation. Source: Pitchbook. 3) Wealthfront was acquired by UBS, Source: Pitchbook Q.ai: Fintech First Ai - powered Robo Hedge Fund For The Retail Investor Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 Digital Assets & Web3 45 Presented by: Taha Ahmed, SVP, Strategy & Growth of Forbes

JANUARY 30, 2021 46 Crypto user growth resembles early days internet user growth Virtuous cycle of awareness, developer activity, and investment to drive continued J - curve adoption 42 % Millennials aged 25 to 35 as % of bitcoin users 22 % Adults own bitcoin in US Source: Company Data, Statista, The World Bank, Crypto Parrot, NYDIG 1) Number of internet users is calculated by individuals using the Internet (% of population) multiplied by world population dat a from World Bank 2) Social media activity based on comments on crypto - related subreddits 3) Developer activity based on crypto stars on Github 4) Startup activity based on crypto first rounds funding via Pitchbook 0 200 400 600 800 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 0 100,000 200,000 300,000 400,000 500,000 0 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,000 Social Media Activity (2) Developer Activity (3) Startup Activity (4) 0 100 200 300 400 500 600 700 800 0 500 1000 1500 2000 2500 3000 3500 4000 4500 5000 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 Internet users Crypto users 2011 2013 2015 2017 2019 2021 2023 2025 2027 2029 2031 2033 2035 2037 2039 Number of Internet users (million) (1) Number of Blockchain wallet users worldwide (million) Digital Assets Still in Its Early Innings of Adoption Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 47 104 year Iconic Brand Web3 Ecosystem 150M Engaged Audience Source: Company Data. Web3 Native Traditional Well Positioned To Drive Digital Adoption Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 48 Drive greater customer engagement, loyalty and new consumer and enterprise revenue streams Decentralized Education Application connectivity Conferences Price & Data Tracking NFT Foundry Profiles & Lists News & Editorial Forbes in Metaverse Forbes to Drive Consumer and Enterprise Adoption Across Web3 Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 Financial Overview 49 Presented by: Mike York, CFO of Forbes

Executive Summary | Forbes Overview | Editorial | Revenue & Growth | Technology & Growth Infrastructure | Consumer | Digital Assets & Web3 | Financial Overview | Closing Remarks | Appendix

Forbes

Attractive Financial Profile
Healthy Top-line Growth And Improving Margins

In millions USD

Consolidated Revenue
Healthy topline growth...


YoY growth: 40%
$211
$185
$259
2019A
2020A
2021A

Adjusted EBITDA[(1)]
...driving accelerated EBITDA growth


YoY growth: 86%
$40
$33
$60
2019A
2020A
2021A

Source: Audit / Proxy
1) Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation and amortization expense, deferred compensation, management fees, minority interest expense, restructuring charges, impairment and certain discrete items impacting a particular segment's results in a particular period. For details, please refer to Appendix "Reconciliation from Net Income to Adjusted EBITDA"

50

JANUARY 30, 2021 $185 $259 $38 $38 $(2) 2020A Forbes Media Marketplace Other 2021A +22% +665% - 24% +40% %YoY (1) (1) Consolidated Revenue Adjusted EBITDA (2) +24% nm nm +86% %YoY $33 $60 $10 $14 $4 2020A Forbes Media Marketplace Other 2021A In millions USD 51 Source: Audit / Proxy 1) Includes q.ai. 2) Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation and amortization expense, deferr ed compensation, management fees, minority interest expense, restructuring charges, impairment and certain discrete items impact ing a particular segment’s results in a particular period. For details, please refer to appendix “Reconciliation from Net Income to Adjusted EBITDA” Full Year (2021A) Financial Performance Accelerating growth (+40% YoY) and Profitability (+86% YoY) Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 52 Evaluation Criteria • Strategic and target domain fit • Clear synergies: Great product / service and ability to leverage Forbes’ strengths in brand, traffic, data, and editorial • Accretive valuation Forbes strategically placed at nexus of a consolidating landscape M&A and Partnership Opportunities Lever To Further Accelerate Growth And Drive Shareholder Value Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 53 Closing Remarks Presented by: Jonathan Lin, CEO of Magnum Opus

JANUARY 30, 2021 Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix 1. A strategic and scarce asset 2. History of innovation and transformation from print to digital and now consumer 3. Thematically attractive at the forefront of consumption and technology, with a leadership opportunity in digital assets and web3 4. Strong fundamental foundation with revenue growth, scalable margins and free cash flow generation 5. Well capitalized with multiple avenues for shareholder value creation and support from strategic shareholders 6. Public market ready with a track record of delivering against expectations led by a proven management team 7. Compelling valuation versus public comparables Closing Remarks 1 2 3 4 5 6 54 7

JANUARY 30, 2021 Appendix 55

JANUARY 30, 2021 56 Source: Audit / Proxy 1) Per December 2021 investor presentation. 2) Marketplace reclassified from media to consumer segment as management believes that is better representation of the nature an d d rivers of the business. Actuals Projections (1) Actual vs. Actuals Projections (1) Actual vs. millions USD 2019 2020 2021 2021E Projections millions USD 2019 2020 2021 2021E Projections Media (2) 137 125 138 138 0% Adjusted EBITDA 40 33 60 46 31% % Growth -9% 11% 11% % Margin 19% 18% 23% 20% Brand Extension 64 42 55 47 17% % Growth -18% 86% 41% % Growth -34% 31% 12% % Incremental margin 27% 37% 34% Consumer (2) 9 18 66 40 65% % Growth 92% 266% 122% Total Revenues 211 185 259 225 15% % Growth -12% 40% 22% Memo: Print circulation 24 15 12 Media ex-print circulation (2) 114 110 126 % Growth -3% 15% 2021 Actuals vs. Projections Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021 57 Source: Audit / Proxy 1) This consists of severance related expenses and costs incurred in businesses that are no longer operational 2) Relates to the amortization of deferred revenue that was initially recognized at fair value during the 2014 business combinat ion pursuant to a Membership Interest Purchase Agreement executed on July 16, 2014 Years Ended December 31, thousands USD 2019 2020 2021 Net income 7,637 7,540 38,001 Interest expense 1,183 941 787 Interest income -154 -25 -24 Income taxes 6,739 4,006 5,295 Depreciation and amortization 13,943 14,179 14,771 Stock-based compensation 2,583 -2,270 3,240 Management fees 1,062 980 1,008 Gain on sale on FMHK — — -1,577 Severance and other expenses (1) 5,187 5,508 4,643 Goodwill impairment charge — 727 — Other (2) 1,432 942 -5,803 Adjusted EBITDA 39,612 32,528 60,341 Reconciliation from Net Income to Adjusted EBITDA Executive Summary Forbes Overview Editorial Revenue & Growth Technology & Growth Infrastructure Consumer Digital Assets & Web3 Financial Overview Closing Remarks Appendix

JANUARY 30, 2021